KOBREN INSIGHT FUNDS

Message To Shareholders

Technology Stocks Tumble As Market Reverses Course

     I'm pleased to present you with our 2000 Annual Report. The fourth quarter was a difficult one, concluding a challenging year for the equity markets. After five years of significant gains, the market finally proved that it was not immune to the laws of gravity. From 1995 to 1999, the S&P 500 gained between 21% and 37% each and every year. The tech-dominated Nasdaq Composite did even better, rising between 22% and 86% annually. Last year, however, was a different story. The S&P 500 lost 9.1%, its worst performance since 1974. The Nasdaq had even a more difficult time, falling 39.2%, its worst year in history. Overseas markets were also no picnic. Japan's Nikkei Index struggled most of the year, ending the year down 26.7%. Europe did better, but also ended 2000 in the minus column.
     Technology stocks that powered the market upward in 1999's fourth quarter drove the indexes down for this past quarter and for the year. (The strong U.S. dollar also added to the international market's losses, when denominated in U.S. dollars.) However, not all securities markets suffered equally. Old economy stocks, those that dominate the Dow Jones Industrial Average, held their own. In fact, this index gained 1.7% during the fourth quarter and had a relatively modest loss of 4.7% for the year. After a dismal 1999, bonds also snapped back quickly. In the face of a slowing economy, the Salomon Brothers Government Bond Index gained 4.2% during the fourth quarter and 11.6% for all of 2000, on a total return basis.
     Several factors can help explain such a quick and dramatic change in the investment scenery. Rapid economic growth and low unemployment encouraged the Federal Reserve to raise interest rates six times in 18 months. Even with these increases, the economy continued to sizzle into the second half of 2000, before making a significant about-face. The dramatic speculation in technology stocks reversed course: first in unproven, unprofitable Internet stocks, then in technology blue chips. Investors woke up and realized that: (1) there is not a new investment paradigm (profits do matter), (2) technology companies are cyclical (i.e. sensitive to economic cycles), and (3) companies do not grow 50%+ a year forever.


Recession Unlikely, But Slower Growth Ahead
    As we enter 2001, there is no denying that economic growth, both here and abroad, is decelerating from its recent torrid pace. The big questions are: how much will the economy slow and are we going into a recession? Our opinion is that negative growth for two consecutive quarters (i.e. recession) is unlikely, and we're more likely to see somewhat sluggish economic growth in the 2% range. As I write this letter, the Federal Reserve has acted by twice lowering (short-term) interest rates by 50 basis points and adding liquidity to the capital markets. Corporate earnings will likely slow to the mid-single digits. But just as these estimates got too high in the bull market frenzy a year ago, they are quickly reversing course and will likely become overly pessimistic during this more difficult period.
     While we continue to fine-tune the portfolios, we do not foresee dramatic changes being made in the near-term. Instead of increasing our exposure to technology stocks with sector funds, we'll let the growth fund managers we've hired make the moves for us. And while value-oriented funds have performed well, we acknowledge that they are more sensitive to an economic slowdown and could run into problems if the Federal Reserve fails to closely monitor the changing economic landscape. That said, it was our value-oriented holdings that were primarily responsible for limiting last year's losses.
     While the past year and quarter have been challenging, we enter 2001 with the belief that much of the damage to stock prices is behind us. We may have to endure a little more pain, but we are probably a lot closer to the market "lows" than the market "highs." Of course trying to pick market tops and bottoms is normally a formula for disaster. Instead, my research team and I will be spending our time attempting to identify investment opportunities that can help meet each fund's investment objective while controlling the overall portfolio volatility. Last year reminded us that diversification is a still an important risk control measure and that excesses in the market can't continue forever. We'll continue to work hard as your mutual fund manager in helping you to achieve your long-term goals in a prudent manner.

                           Sincerely,


                           Eric M. Kobren
                           President and Portfolio Manager


Value of $10,000 invested 12/16/96 Line Graph goes here

Kobren Growth Fund (Ticker: KOGRX): A very challenging fourth quarter capped one of the worst years in recent memory for the major market indexes. The tech-dominated Nasdaq lead the pack down, retreating 32.7% for the fourth quarter and 39.2% for the year. While Kobren Growth started the year strong, we finished 9.8% in the negative column.

 Changes throughout the year included a decrease in our international and large cap growth holdings and a corresponding increase in the value sector. One growth holding in the fund all year was marsico growth & income at approximately 10% of assets. Although down 15.9% For the year, manager tom marsico avoided more severe declines by deftly decreasing his technology stake from over 50% of the portfolio in january to 11% by year-end. After an 81% gain in 1999, our international holding, artisan international, suffered its first losing year declining 10.6%. Although we decreased artisan from 17.2% At the beginning of the year to 10.3% By the end of 2000, weakness in europe and a stronger dollar combined to drag down returns.

 On the positive side, value finally outperformed growth in 2000 and our value funds contributed nicely to total returns. We increased our stake in value funds from 22.2% to 45.8% over the course of the year with the strongest performers being Longleaf Partners (+20.6%) and Longleaf Partners Small Cap (+12.8%). We expect to maintain a healthy dose of both value and growth funds in the year ahead.

Asset Allocation Pie Chart goes here

Style Allocation Pie Chart goes here

Top Ten Holdings Table goes here
Kobren Growth                      Style               Alloc (%)
Fidelity Equity Income             Large Cap Value           16.3
Oakmark                            Large Cap Value           15.8
Artisan International, Institutional Cl.    International    10.3
Fidelity Blue Chip Growth          Large Cap Growth          10.0
Marsico Growth & Income            Large Cap Growth           9.7
Fidelity Dividend Growth           Large Cap Blend            8.8
Janus Twenty                       Large Cap Growth           7.9
Longleaf Partners Small Cap        Small Cap Value            7.6
Longleaf Partners                  Mid Cap Value              6.2
INVESCO Health Sciences, Class I   Large Cap Growth           5.2

Total Fund Assets                  $63,105,226


Top Sectors Bar Chart goes here (Growth)


Kobren Moderate Growth Fund (Ticker: KOMGX): With all major indexes down (some substantially), we're pleased Moderate Growth only dipped slightly, down 1.3% for the year. This Fund's resilience can be attributed to a broadly diversified portfolio, a healthy dose of fixed income and two of Morningstar's fund managers of the year. Both the team at PIMCo as well as Tweedy, Browne won that distinction in their respective categories in a very difficult year.
    PIMCo Total Return lead manager, Bill Gross, has impressed us for years and 2000 was no exception as he posted an 11.8% return. Although PIMCo was only around 4% of the Fund, combined with our Treasury Notes, approximately 12% of the Fund returned double digits. Our largest holding for most of the year, Tweedy, Browne Global Value, varied between 14.6% and 18.6% of the portfolio and returned 12.4%. This impressive result can be attributed to managers Chris and William Browne's and John Spears' policy of hedging foreign currencies and value-oriented style. We've held this fund since Moderate Growth's inception with great results.
 We decreased our growth-oriented fund holdings from 48.8% early in the year to 23.2% by year-end. This sector can turn around quickly, and we will continue to maintain exposure given the better valuations in this area of the market. Value funds' long-awaited resurgence and our fixed income holdings should help moderate volatility in 2001. n


Value of $10,000 invested 12/24/96 Line Chart goes here

Top Ten Holdings Table goes here
Kobren Moderate Growth             Style                Alloc (%)
Tweedy, Browne Global Value         International            18.7
Fidelity Dividend Growth            Large Cap Blend          13.7
Marsico Growth & Income             Large Cap Growth         13.5
Longleaf Partners                   Mid Cap Value            11.6
Fidelity Equity Income              Large Cap Value          10.0
Longleaf Partners Small Cap         Small Cap Value           9.9
Fidelity Large Cap Stock            Large Cap Growth          9.6
U.S. Treasury Note 7 1/2%,  2/15/05  Bonds                    8.3
PIMCo Total Return Inst'l           Bonds                     3.9
Dreyfus Cash Management Plus        Cash                      1.3

Total Fund Assets                  $32,923,660

Asset Allocation Pie Chart goes here

Top Sectors Bar Chart goes here (Moderate)

Style Allocation Pie Chart goes here











Kobren Growth Fund
December 31, 2000

            Large Cap Growth - 32.76%
   122,192  Fidelity Blue Chip Growth Fund      $    6,296,533
    55,202  INVESCO Hlth Sciences Fund-Class I3,277,322
    90,907  Janus Twenty Fund                        4,981,730
   346,302  Marsico Growth & Income Fund             6,119,165
                                                    20,674,750
            Large Cap Value - 32.04%
   192,383  Fidelity Equity Income Fund             10,279,017
   331,462  Oakmark Fund                             9,940,540
                                                    20,219,557
            International - 10.29%
   295,517  Artisan Intl. Fund, Inst'l. Class        6,495,468

            Large Cap Blend - 8.84%
   186,108  Fidelity Dividend Growth Fund            5,575,802

            Small Cap Value - 7.63%
   212,756   Longleaf Partners Small Cap Fund        4,812,544

            Mid Cap Value - 6.16%
   171,262  Longleaf Partners Fund                   3,889,359

            Small Cap Growth - 0.25%
     3,573  Robertson Stephens Emerg. Gr. Fund 157,265

            Money Market Fund - 2.32%
1,465,181   Dreyfus Cash Management Plus Fund1,465,181

            Total Mutual Funds
            (Cost $56,236,206)                      63,289,926

TOTAL INVESTMENTS
     (Cost $56,236,206*)              100.29%       63,289,926

LIABILITIES NET OF CASH &
     OTHER ASSETS                      -0.29%         (184,700)

 TOTAL NET ASSETS                     100.00%              $63,105,226


* For Federal income tax purposes, cost is $56,477,575 and appreciation (depreciation) is as follows:

        Unrealized appreciation:   $8,322,378
        Unrealized depreciation:   (1,510,027)
       Net unrealized appreciation:$6,812,351





Kobren Moderate Growth Fund
December 31, 2000

            Large Cap Growth - 23.19%
            178,827Fidelity Large Cap Stock Fund$    3,174,188
            252,360Marsico Growth & Income Fund      4,459,207
                                                                       7,633,395
            International - 18.71%
            308,332 Tweedy, Browne Global Value Fund                   6,160,476
            Large Cap Blend - 13.66%
              150,140 Fidelity Dividend Growth Fund                    4,498,184
            Mid Cap Value - 11.55%
            167,422    Longleaf Partners Fund                          3,802,143
            Large Cap Value - 9.95%
            61,338 Fidelity Equity Income Fund                         3,277,282
            Small Cap Value - 9.85%
            143,427 Longleaf Partners Small Cap Fund                   3,244,323
            Bond - 3.94%
            124,782 PIMCo Total Return Institutional Fund1,296,483
            Money Market Fund - 1.27%
            416,985Dreyfus Cash Management Plus Fund   416,985

            Total Mutual Funds
            (Cost $27,110,065)                      30,329,271

            U.S. Treasury Note - 8.26%
            $2,500,000       7.500%, 02/15/05        2,719,803


Total U.S. Treasury Obligation
(Cost $2,607,785)                                    2,719,803
TOTAL INVESTMENTS
     (Cost $29,717,850*)              100.38%       33,049,074
LIABILITIES NET OF CASH &
     OTHER ASSETS                      -0.38%         (125,414)
TOTAL NET ASSETS                      100.00%   $   32,923,660

* For Federal income tax purposes, cost is $29,845,257 and appreciation (depreciation) is as follows:
        Unrealized appreciation:   $3,377,111
        Unrealized depreciation:     (173,294)
    Net unrealized appreciation:   $3,203,817













  Statements of Assets and Liabilities

                                                                                                        Kobren
                                                                           Kobren                      Moderate
                                                                         Growth Fund                  Growth Fund
Assets:
Investments, at value
   See accompanying schedules                                              63,289,926                          $33,049,074
Interest and dividend receivable                                                6,887                         84,699
Receivable for fund shares sold                                                    4,714                       1,000
Unamortized organization costs                                                  4,003                          2,003
Prepaid expenses and other net assets                                           8,730                          3,000
   Total assets                                                            63,314,260                     33,139,776

Liabilities:
Payable for fund shares redeemed                                                 52,451                        4,804
Dividends payable                                                                71,358                      160,259
Investment advisory fee payable                                                33,689                         14,203
Accrued Trustees' fees and expenses                                             4,439                          2,437
Accrued expenses and other payables                                            47,097                         34,413
   Total liabilities                                                          209,034                        216,116

Net Assets                                                         $       63,105,226             $       32,923,660

Investments, at cost                                               $       56,236,206             $       29,717,850

NET ASSETS consist of:
Accumulated net realized gain on investments sold                  $           20,473             $           33,973
Net unrealized appreciation of investments                                  7,053,720                      3,331,224
Par value (Shares of beneficial interest, $0.001 per share)                     5,121                          2,869
Paid-in capital in excess of par value                                     56,025,912                     29,555,594

NET ASSETS                                                         $       63,105,226             $       32,923,660

SHARES OUTSTANDING                                                          5,121,448                      2,868,923

Net asset value, offering and redemption price per share           $           12.32              $           11.48













Statements of Operations
Kobren Insight Funds
For the Year Ended December 31, 2000


                                                                                                        Kobren
                                                                           Kobren                      Moderate
                                                                         Growth Fund                  Growth Fund
INVESTMENT INCOME:
Dividends                                                          $          273,799             $          230,972
Interest                                                                       126,540                       258,208
   Total investment income                                                    400,339                        489,180

EXPENSES:
Investment advisory fee                                                       522,683                        266,708
Administration fee                                                             67,500                         67,500
Transfer agent fees                                                            54,366                         41,253
Custodian fees                                                                  3,013                          2,984
Professional fees                                                              24,556                         12,485
Trustees' fees and expenses                                                    17,340                          8,672
Registration and filing fees                                                   18,868                         14,568
Amortization of organization costs                                              4,213                          2,105
Other                                                                          24,356                         12,369
   Total expenses                                                             736,895                        428,644
Expenses reimbursed by investment adviser                                     (39,880)                       (72,398)
Other reductions                                                              (10,189)                          (300)
   Net expenses                                                               686,826                        355,946
NET INVESTMENT INCOME (LOSS)                                                 (286,487)                       133,234

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security transactions                         1,311,955                       (356,942)
Short term capital gain distributions received                              1,108,720                        239,199
Long term capital gain distributions received                               2,044,424                      1,489,485
Change in unrealized depreciation of securities                           (11,074,551)                    (1,948,692)
Net realized and unrealized loss on investments                            (6,609,452)                      (576,950)

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $       (6,895,939)            $         (443,716)









Statements of Changes in Net Assets

                                                                                      Kobren Growth Fund
                                                                                    Year Ended December 31,

                                                                             2000                     1999
Net investment income                                              $         (286,487)            $         (226,300)
Net realized gain from security transactions                                1,311,955                      1,828,303
Short term capital gains distributions received                             1,108,720                        672,939
Long term capital gains distributions received                              2,044,424                      3,386,572
Change in unrealized appreciation (depreciation) of investments            (11,074,551)                   11,644,001
Net increase (decrease) in net assets resulting from operations            (6,895,939)                    17,305,515
Distribution to shareholders from:
      Net investment income and short term capital gain
          distributions received                                              (822,278)                     (446,672)
      Net realized gains on investments                                    (6,137,721)                    (3,770,595)
   Total distributions                                                     (6,959,999)                    (4,217,267)
Net increase (decrease) in net assets from fund share
      transactions                                                          3,809,826                     (4,443,655)

Net increase (decrease) in net assets                                     (10,046,112)                     8,644,593
Net Assets:
Beginning of period                                                        73,151,338                     64,506,745
End of period                                                      $       63,105,226             $       73,151,338


                                                                                 Kobren Moderate Growth Fund
                                                                                    Year Ended December 31,
                                                                             2000                     1999
Net investment income                                              $          133,234             $          244,305
Net realized gain (loss) from security transactions                          (356,942)                     1,291,233
Short term capital gains distributions received                                239,199                       224,923
Long term capital gains distributions received                              1,489,485                      1,632,320
Change in unrealized appreciation (depreciation) of investments    (1,948,692)                    3,669,826
Net increase (decrease) in net assets resulting from operations    (443,716)                      7,062,607
Distribution to shareholders from:
      Net investment income and short term capital gain
         distributions received                                     (372,437)                        (469,256)
      Net realized gains on investments                                    (3,160,625)                    (1,759,380)
   Total distributions                                                     (3,533,062)                    (2,228,636)
Net decrease in net assets from fund share
      transactions                                                         (3,883,531)                   (11,007,983)

Net decrease in net assets                                                 (7,860,309)                    (6,174,012)
Net Assets:
Beginning of period                                                        40,783,969                     46,957,981
End of period                                                      $       32,923,660             $       40,783,969




Financial Highlights
Kobren Growth Fund
For a fund share outstanding throughout the period.
                                             For the Year      For the Year      For the Year    For the Year    For the Period
                                                 Ended             Ended             Ended           Ended            Ended
                                              12/31/2000        12/31/1999      12/31/1998 (f)    12/31/1997       12/31/1996 (a)
Net asset value - beginning of period          $   15.34       $   12.54        $    11.51        $   10.24        $  10.00

Net investment income (loss)                       (0.04)          (0.04)            (0.02)            0.05                   --
(d)
Short term capital gains distributions received     0.22            0.14             0.05
0.22
Net realized and unrealized gain (loss)
   on investments                                  (1.68)           3.63              1.29             1.27            0.24
   Net increase (decrease) in net assets
   resulting from investment operations            (1.50)           3.73              1.32             1.54            0.24

Distributions from net investment income           --               --               --               (0.05)              --
Distributions from net realized short term capital
   gains from operations and distributions received (0.19)        (0.10)            (0.03)           (0.22)
--
Distributions from net realized capital gains      (1.33)          (0.83)            (0.26)            --  (d)         --
Total distributions                                (1.52)          (0.93)            (0.29)           (0.27)           --
Net asset value - end of period                $   12.32       $   15.34        $    12.54        $   11.51        $  10.24
Total return (b)                                   (9.75)%         29.70%            11.45%           15.03%           2.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)           $  63,105       $  73,151        $   64,507        $  62,509        $   251
Ratio of net investment income (loss) to average
   net assets                                      (0.41)%         (0.34)%           (0.19)%           0.60%       (0.97)%(c)(e)
Ratio of operating expenses to average net assets
   before fees waived and/or expenses reimbursed
   by investment adviser and other reductions       1.06%           1.07%             1.07%            1.28%           n/a    (e)
Ratio of operating expenses to average net assets
   after reimbursements and reductions              0.99%           0.98%             0.91%            0.89%           1.00%  (c)
Portfolio turnover rate                                93%            66%               62%              43%          n/a     (e)


(a) Kobren  Growth Fund  commenced  operations  on December 16, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Growth Fund was in operation for a short period of time, these ratios are not meaningful.
(f ) Per share net investment income has been calculated using the monthly average share method.

Financial Highlights
Kobren Moderate Growth Fund
For a fund share outstanding throughout the period.

                                             For the Year      For the Year      For the Year    For the Year    For the Period
                                                 Ended          Ended             Ended             Ended           Ended
                                                12/31/2000       12/31/1999        12/31/1998        12/31/1997    12/31/1996 (a)
Net asset value - beginning of period          $   13.02       $   11.86        $    11.94        $   10.06        $  10.00
Net investment income                               0.05            0.09              0.16             0.19           --      (d)
Short term capital gains distributions received     0.08            0.07              0.06             0.27      --
   Net realized and unrealized gain (loss)
   on investments                                  (0.30)           1.75              0.20             1.88           0.06
Net increase (decrease) in net assets
   resulting from investment operations            (0.17)           1.91              0.42             2.34           0.06
Distributions from net investment income           (0.05)          (0.08)            (0.16)           (0.19)          --
   Distributions from net realized short term capital
   gains from operations and distributions received (0.25)         (0.08)            (0.06)           (0.27)
--
Distributions from net realized capital gains      (1.07)          (0.59)            (0.28)           --   (d)         --
Total distributions                                (1.37)          (0.75)            (0.50)           (0.46)          --
Net asset value - end of period                $   11.48       $   13.02        $    11.86        $   11.94        $  10.06
Total return (b)                                   (1.29)%         16.06%             3.44%           23.25%           0.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)           $  32,924       $  40,784        $   46,958        $  43,381        $   190
Ratio of net investment income to average net assets0.37%           0.61%             1.15%            2.76%           8.95%(c)(e)
Ratio of operating expenses to average net assets
   before fees waived and/or expenses reimbursed
   by investment adviser and other reductions       1.21%           1.21%             1.13%            1.58%          n/a     (e)
Ratio of operating expenses to average net assets after
   reimbursements and reductions                    1.00%           0.95%             0.91%            0.92%           1.00%  (c)
Portfolio turnover rate                                70%            57%               50%              14%          n/a     (e)


(a) Kobren  Moderate  Growth Fund  commenced  operations  on December  24, 1996.
(b)Total return represents  aggregate total return for the period indicated.
(c)Annualized
(d)Amount represents less than $0.01 per share
(e)Since Kobren Moderate Growth Fund was in operation for a short period of time, these ratios are not meaningful.


Notes to Financial Statements
Kobren Insight Funds
December 31, 2000

1.  Significant Accounting Policies

    Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 2000, the Trust offered shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Growth Fund and Kobren Moderate Growth Fund (individually, a "Fund" and collectively, the "Funds"). These Funds seek to achieve their investment objectives by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for that Fund. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Use of Estimates -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation -- The underlying funds are valued according to their stated net asset value. Each Fund's other investment securities are valued at the last sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Dividends and Distributions -- It is the policy of Kobren Growth Fund and Kobren Moderate Growth Fund to declare and pay dividends from net investment income annually. Each Fund will distribute net realized capital gains if any (including net short-term capital gains) annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a fund, timing differences and differing characterizations of distributions made by a fund.

Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

Federal Income Tax -- Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

Expenses -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

    The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM"). The Advisory Agreement provides that each Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of each Fund's average daily net assets. KIM has voluntarily agreed to limit each Fund's other operating expenses to 0.25% of each Fund's average daily net assets until January 1, 2002.

    The Trust has also entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. (formerly known as PNC Bank Corp.). The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirectly wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the Funds' shares and bears all distribution costs. No distribution fees are paid by the Funds.

    For the year ended December 31, 2000, expense reimbursements are as follows:

                              Expenses Reimbursed
                             By Investment Adviser           Other Reductions(1)

Kobren Growth Fund            $       39,880                  $       10,189
Kobren Moderate Growth Fund           72,398                             300

   (1) Reimbursement to Funds of 12b-1 distribution fees paid to KIB by certain fund investments held in the portfolios owned by the Funds.

         No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3.  Sub-Transfer Agent Fees

       The Funds are subject to sub-transfer agent fees consisting of broker-dealer and fund network fees at an annual rate of up to 0.10% of the average daily balances of accounts invested through those networks. Costs of $16,999 and $8,187 were incurred by Kobren Growth Fund and Kobren Moderate Growth Fund, respectively, for the year ended December 31, 2000.



4.  Purchases and Sales

    The aggregate amounts of purchases and sales of underlying funds and investment securities, other than short-term securities, for the year ended December 31, 2000, were as follows:

                                                           Purchases                                        Sales
                                            U.S. Government            Other             U.S. Government              Other
Kobren Growth Fund                          $     --             $    63,007,083          $           --       $   64,723,727
Kobren Moderate Growth Fund                             --            24,395,487                 927,984           29,057,758

5.  Shares of Beneficial Interest

    As of December 31, 2000, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest were as follows:

                                                          Year Ended                                     Year Ended
                                                       December 31, 2000                              December 31, 1999

                                                Shares                Amount                  Shares                Amount
Kobren Growth Fund:
Shares sold                                        699,011       $    10,519,049                               1,303,646    $
18,015,548
Shares issued as reinvestment of distributions     559,144             6,888,651                 219,206            3,362,783
Shares redeemed                                   (905,374)          (13,597,874)             (1,898,381)         (25,821,986)
Net increase (decrease)                            352,781       $     3,809,826                (375,529)      $   (4,443,655)

Kobren Moderate Growth Fund:
Shares sold                                        175,658       $     2,249,527                 306,806       $    3,806,795
Shares issued in connection with
    reorganization (Note 8)                             --                    --               1,259,682           14,316,241
Shares issued as reinvestment of distributions     293,814             3,373,020                 146,353            1,905,573
Shares redeemed                                   (733,493)           (9,506,078)             (2,539,624)         (31,036,592)
Net decrease                                      (264,021)      $    (3,883,531)               (826,783)      $  (11,007,983)



    At December 31, 2000, KIM and its affiliates owned 1,339,926 and 531,952 shares of Kobren Growth Fund and Kobren Moderate Growth Fund, respectively.

6.  Organization Expenses

    Expenses incurred in connection with the organization of each Fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date upon which each Fund commenced its operations.

7.  Risk Factors of the Funds

    Investing in underlying funds through a Kobren Insight Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. A fund, together with the other funds and any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, each Fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the Fund.

8.  Reorganization

    At a meeting held on April 12, 1999, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Agreement") between Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund. On May 28, 1999, Kobren Moderate Growth Fund acquired the assets and certain liabilities of Kobren Conservative Allocation Fund. The reorganization was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to the reorganization, the total shares issued by, the value of the shares issued by, and the total net assets of Kobren Moderate Growth Fund were $2,343,540, $29,270,820 and $29,261,266, respectively. The total net assets contributed by Kobren Conservative Allocation Fund were $15,736,961 (including $1,420,720 of unrealized appreciation). The total net assets of Kobren Moderate Growth Fund after reorganization were $44,998,227.

9.  Tax Information (unaudited)

    During the fiscal year ended December 31, 2000, Kobren Growth Fund and Kobren Moderate Growth Fund made distributions from long term capital gains of $6,104,479 and $2,760,271, respectively. The percentage of income from direct obligations of the U.S.Government in Kobren Growth Fund and Kobren Moderate Growth Fund was 0.47% and 27.98%, respectively.

 .
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Kobren Insight Funds and the Shareholders of Kobren Growth Fund and Kobren Moderate Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobren Growth Fund and Kobren Moderate Growth Fund (the "Funds") at December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
January 26, 2001


Delphi Value Fund
Dear Shareholders,

    NASDAQ 5000, internet companies sporting megabillion dollar capitalizations with no earnings, and "can't miss" investments like Cisco and Microsoft -- it was a fantasy from a previous millennium. In 2000, reality returned to the US capital markets as a multitude of internet concerns plummeted 90% or more, high multiple growth stocks declined precipitously, and over $3 trillion worth of shareholder wealth evaporated. Throughout this debacle, we pursued our conventional practice of purchasing good businesses at low multiples of earnings or liquidating valuations. While never complacent with our results, we are pleased to have gained 17.3% (17.6% Institutional Class) during 2000. During this period the S&P 500 Index declined 9.1%, while the Russell 2000 Value Index gained 22.8%. Since the Fund's inception (12/23/98), on an annualized basis, we have returned 14.8% (15.1% Institutional Class) versus 11.8% for the Russell 2000 Value Index and 4.9% for the S&P 500 Index. At year end, the Fund reached $69.3 million in assets with 93.1% equity exposure and a median weighted market capitalization of $3.76 billion.

    During the second half of 2000, thirty-three of the approximately eighty equity holdings (generally 1-2% of assets, each) advanced more than 20%. We benefited from four takeovers - Donaldson, Lufkin & Jenrette (+109.0%), Litton Industries (+87.4%), Honeywell (+40.4%), and Southdown (+24.4%). Additionally, homebuilders, energy, and financial services dominated the winners list, comprising companies such as D.R. Horton (+96.4%), Cross Timbers Oil (+88.2%), and Renaissance Re (+79.8). Conversely, the second half losers emanated primarily from former star technology investments, namely LSI Logic, LTX Corp, Varian Semiconductor, Kulicke & Soffa, and Cohu. In perusing the holdings, you will find fourteen new names. Atmos Energy, FleetBoston, Hilton, Lam Research, Masco, MKS Instruments, Nucor, Orient Express Hotels, Staples, and Talisman Energy were acquired at relatively low multiples of their forecast 2001 earnings. Four asset plays - Boston Properties, Centennial Communications, Equity Office Properties, and Rowan Companies - were purchased at discounts to their respective liquidating valuations.

    As we enter 2001, the US economy is decelerating quickly. The industrial sector is perilously close to recession, witness the latest readings of capacity utilization (81.6%), industrial output (-0.2%), automobiles (-8.0%), and NAPM (43.7%). Consumer confidence, shaken by the stock market retreat, slipped to a
123.0 reading (down 7.9% from the prior month) and translated into Christmas retail sales which were essentially flat year over year. Enter Alan Greenspan! After combating a non-existent case of inflation with six rate hikes in the Fed Funds rate over the past eighteen months, he reversed course with two fifty basis point (1/2 percent) reductions. It appears that the Fed will remain accommodative throughout 2001 to prevent an outright recession.

    Although we are not macroeconomic mavens at Delphi, we foresee that the US economy will avert a recession in the first half of 2001 and recover nicely in the second half of the year. For the full year, we envision 2 1/2% real growth in GDP, core inflation below 3%, and corporate profits rising 5%. Despite the short-term air pockets in technology earnings, semiconductor revenues as a whole should post low double digit gains this year. Energy prices should remain buoyant with WTI oil above $25 per barrel and NYNEX gas atop $3.00 per MCF (million cubic feet). Delphi Value Fund is well positioned for a slow growth economy. One-quarter (26%) of the assets are invested in media stocks, one of the few businesses which retains pricing power and displays sustainable earning power. Energy accounts for another 13.0% weighting with principal focus on domestic oil producers and offshore drillers. Technology (11.8%) includes a plethora of early beneficiaries of an upswing with strong representation in electronics distribution and semiconductor capital equipment. Finally, financial service stocks (16.1%) should react favorably to an upturn in the economy and lower nominal interest rates.

    Thank you for your trust in Delphi Value Fund. I assure you that we will continue to work diligently to provide solid performance in 2001 and beyond.

                         Very truly yours,



                         Scott M. Black
                           Portfolio Manager


Value of $10,000 invested 12/23/98 Line Chart goes here

Total return, Net Asset Value, Total Net Assets Table goes here


                            12 Months         Annualized
                              Ended         Since Inception
                            12/31/00          (12/23/98)

Retail Class                +17.30%             +14.77%
Institutional Class         +17.64%             +15.10%
Russell 2000 Value          +22.83%             +11.81%



Retail Class                $13.00
Institutional Class         $13.05

Total Net Assets           $69,268,133

Top Ten Equity Holdings Table goes here
Security                   Sector                   Alloc (%)
Comcast Corp. Class A      Publishing & Broadcasting    1.93
Berkshire Hathaway,Class B Conglomerates                1.90
Cross Timbers Oil Co.      Energy                       1.87
Goldman Sachs Group        Financial Services           1.70
Gannett                    Publishing & Broadcasting    1.64
Charter Comm., Class A     Publishing & Broadcasting    1.60
Cabot Oil & Gas Corp.      Energy                       1.53
Teledyne Technologies      Aerospace/Technology         1.53
Renaissance Re Hldgs       Insurance                    1.50
Cox Comm., Class A         Publishing & Broadcasting    1.50



Sectors Pie Chart goes here

Asset Allocation Pie Chart goes here

                                                PORTFOLIO OF INVESTMENTS
December 31, 2000

             COMMON STOCKS - 93.12%
             ADVERTISING - 2.82%
     1,500   Grey Global Group, Inc.             $    975,000
    23,000   Interpublic Group of Cos., Inc.          978,937
                                                    1,953,937

             AEROSPACE/TECHNOLOGY - 11.78%
25,500 Arrow Electronics, Inc.                        729,937
31,040 Avnet, Inc.                                    667,360
34,000 Cohu, Inc.                                     473,875
12,400 General Dynamics Corp.                         967,200
33,100 Kemet Corp. (1)                                500,637
33,500 Kulicke and Soffa Ind., Inc. (1)               376,875
36,400 Lam Research Corp. (1)                         527,800
10,750 Litton Industries, Inc. (1)                    845,891
23,500 LSI Logic Corp. (1)                            401,615
36,500 LTX Corp. (1)                                  472,788
41,500 MKS Instruments, Inc. (1)                      643,250
45,000 Teledyne Technologies, Inc. (1)              1,063,125
20,700 Varian Semicon. Equip. Assoc., Inc. (1)        491,625
                                                    8,161,978

             BANKING - 9.39%
38,700 Banknorth Group, Inc.                          771,581
63,650 Colonial BancGroup, Inc.                       684,237
27,700 Community Bank System, Inc.                    685,575
37,300 First Essex Bancorp, Inc.                      748,331
23,500 FleetBoston Financial Corp.                    882,719
40,100 North Fork Bancorporation, Inc.                984,956
28,600 Webster Financial Corp.                        809,737
16,800 Wells Fargo & Co.                              935,550
                                                    6,502,686

                  CONGLOMERATES - 7.58%
560      Berkshire Hathaway, Inc., Class B (1)      1,318,240
20,300   Honeywell International, Inc.                960,444
17,000   Norsk Hydro A/S Sponsored, ADR               715,063

    SHARES                                      VALUE (Note 1)
    33,500   St. Joe Co.                              737,000
     17,200 Textron, Inc.                             799,800
     18,000 Williams Cos., Inc.                       718,875
                                                    5,249,422

             CONSTRUCTION & REAL ESTATE - 7.24%
16,500 Boston Properties, Inc.                        717,750
42,170 D. R. Horton, Inc.                           1,030,529
21,900 Equity Office Properties Trust                 714,488
25,000 Lennar Corp.                                   906,250
37,600 Masco Corp.                                    965,850
14,500 Smith (Charles E.) Res. Realty, Inc.           681,500
                                                    5,016,367

             CONSUMER RELATED - 2.68%
26,550 Disney (Walt) Co.                              768,291
35,800 Hilton Hotels Corp.                            375,900
33,000 Orient-Express Hotels Ltd. (1)                 711,563
                                                    1,855,754

             ENERGY - 12.99%
30,000 Atmos Energy Corp.                             731,250
34,000 Cabot Oil & Gas Corp.                        1,060,375
46,600 Cross Timbers Oil Co.                        1,293,150
15,426 Devon Energy Corp.                             940,523
31,500 Global Marine, Inc. (1)                        893,813
29,765 Rowan Companies, Inc. (1)                      803,655
23,500 Santa Fe International Corp.                   753,469
21,500 Talisman Energy, Inc. (1)                      796,844
20,500 Tidewater, Inc.                                909,688
21,000 Unocal Corp.                                   812,438
                                                    8,995,205

                  FINANCIAL SERVICES - 2.78%
14,784   Bear Stearns Cos., Inc.                      749,364
11,000 Goldman Sachs Group, Inc.                    1,176,313
                                                    1,925,677


             FOOD & BEVERAGE - 1.46%
    25,400   Pepsi Bottling Group, Inc.             1,014,413





             INSURANCE - 3.90%
    35,400   IPC Holdings, Ltd.                       743,400
    13,300 Renaissance Re Holdings, Ltd.            1,041,556
    10,500 XL Capital, Ltd., Class A                  917,437
                                                    2,702,393
             MANUFACTURING - 0.92%
    25,000   Banta Corp.                              635,500

             PUBLISHING & BROADCASTING - 23.17%
37,400   AT & T Corp.-Liberty Media Group (1)         507,237
37,800 Centennial Communications Corp.(1)             708,750
48,800 Charter Comm., Inc., Class A (1)             1,107,150
32,000 Comcast Corp., Class A (1)                   1,336,000
22,300 Cox Comm., Inc., Class A (1)                 1,038,344
18,000 Gannett, Inc.                                1,135,125
29,000 Harte-Hanks, Inc.                              686,938
16,000 Knight Ridder, Inc.                            910,000
23,300 Lee Enterprises, Inc.                          694,631
18,300 McClatchy Co., Class A                         780,037
16,000 McGraw-Hill Cos., Inc.                         938,000
21,500 MediaOne Group (2)                             765,938
19,000 News Corp., Ltd,  ADR                          612,750
27,700 Penton Media, Inc.                             744,437
13,100 Scripps Co. (E.W.), Class A                    823,663
13,000 United States Cellular Corp. (1)               783,250
43,500 USA Networks, Inc. (1)                         845,531
16,150 Viacom, Inc., Class B (1)                      755,013
1,423 Washington Post, Class B                        877,813
16,050,607

             RETAIL - 3.03%
34,300 Claire's Stores, Inc.                          615,256
22,900 Federated Department Stores, Inc. (1)          801,500
    58,000 Staples, Inc. (1)                          685,125
                                                    2,101,881
             STEEL - 1.19%
20,700 Nucor Corp.                                    821,531




             TRANSPORTATION - 2.19%
21,000 FedEx Corp. (1)                                839,160
19,728 Florida East Coast Industry                    674,451
1,513,611
             TOTAL COMMON STOCKS                    64,500,962
                  (Cost $52,319,856)
             INVESTMENT COMPANY - 7.54%
             5,224,609Dreyfus Cash Mgmt. Plus Fund  5,224,609
          TOTAL INVESTMENT COMPANY                  5,224,609
         (Cost $5,224,609)
          TOTAL INVESTMENTS - 100.66%              69,725,571
          (Cost $57,544,465*)
LIABILITIES NET OF CASH &OTHER ASSETS -(0.66)%      (457,438)

             TOTAL NET ASSETS   - 100.00%        $ 69,268,133


(1) Non-income producing.
    (2) Convertible preferred security.
        ADR American Depositary Receipt o For Federal income tax purposes, cost is $57,552,864 and o appreciation (depreciation) is as follows:
        Unrealized appreciation:               $13,807,328
        Unrealized depreciation:               ($1,634,621)
        Net unrealized appreciation:           $12,172,707


                                          STATEMENT OF ASSETS AND LIABILITIES
                                                   December 31, 2000

ASSETS:
Investments, at value
See accompanying schedules                               $      69,725,571
Dividends receivable                                                56,474
Interest receivable                                                 26,477
Receivable for investments sold                                    177,895
Receivable for fund shares sold                                     21,500
Prepaid expenses                                                     5,223
Total assets                                                    70,013,140
LIABILITIES:
Payable for investment securities purchased                        569,623
Payable for fund shares redeemed                                    54,688
Investment advisory fee payable                                     55,100
Distribution fee payable                                             8,622
Accrued trustees' fees and expenses                                  4,512
Accrued expenses and other payables                                 52,462
Total liabilities                                                  745,007
NET ASSETS                                                  $   69,268,133
Investments, at cost                                        $   57,544,465
NET ASSETS consist of:
Accumulated net realized gain on investments sold           $      357,157
Net unrealized appreciation of investments                      12,181,106
Par value (Shares of beneficial interest, $0.001 per share           5,321
Paid-in capital in excess of par value                          56,724,549
NET ASSETS                                                  $   69,268,133
Computation of net asset value
Retail Class Shares:
Net asset value, offering and redemption price
per share ($45,312,160 / 3,484,884 shares)                 $        13.00
Institutional Class Shares:
Net asset value, offering and redemption price
per share ($23,955,973 / 1,836,250 shares)                 $        13.05


                                                STATEMENT OF OPERATIONS
for the year ended December 31, 2000

INVESTMENT INCOME:
Interest income                                               $       233,403
Dividends, (net of withholding tax of $3,938)                         706,603
  Total investment income                                             940,006

EXPENSES:
Investment advisory fee                                               590,031
Administration fee                                                     72,500
Transfer agent fees                                                    61,423
Sub-transfer agent fee (Retail Class)                                  17,411
Custodian fees                                                         16,079
Professional fees                                                      33,138
Trustees' fees and expenses                                            14,500
Registration and filing fees                                           32,994
Distribution fees (Retail Class)                                       91,827
Other                                                                  12,151
      Total expenses                                                  942,054
NET INVESTMENT LOSS                                                    (2,048)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS :
Net realized gain from security transactions                        1,188,937
Change in unrealized appreciation of securities                     8,329,269
Net realized and unrealized gain on investments                     9,518,206

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                               $      9,516,158


STATEMENT OF CHANGES IN NET ASSETS


                                                                          For the Year Ended            For the Year Ended
                                                                           December 31, 2000             December 31, 1999

Net investment income (loss)                                           $          (2,048)             $           45,401
Net realized gain from security transactions                                   1,188,937                         143,370
Change in unrealized appreciation of investments                               8,329,269                       3,793,277
Net increase in net assets resulting from operations                           9,516,158                       3,982,048
Distribution to shareholders from:
   Retail Shares:
        Net investment income                                                         --                          (5,356)
        Net realized gains on investments                                       (425,884)                        (81,845)
        Distributions in excess of net realized gains on investments  --                              (105,633)
             Total distributions                                                (425,884)                       (192,834)
   Institutional Shares :
        Net investment income                                                         --                         (46,306)
        Net realized gains on investments                                       (224,662)                        (61,525)
        Distributions in excess of net realized gains on investments  --                              (79,407)
             Total distributions                                                (224,662)                       (187,238)
   Total distributions to shareholders                                          (650,546)                       (380,072)
Net increase in net assets from fund share
   transactions                                                                6,584,451                      44,888,495

Net increase in net assets                                                    15,450,063                      48,490,471

Net Assets:
Beginning of period                                                           53,818,070                       5,327,599
End of period                                                          $      69,268,133              $       53,818,070

      FINANCIAL HIGHLIGHTS
for a fund share outstanding throughout each period

                                                                              RETAIL CLASS SHARES

                                                               For the              For the              For the Period
                                                             Year Ended           Year Ended            December 23, 1998
                                                            December 31,         December 31,         (commencement of operations)
                                                                2000                 1999             to December 31, 1998

Net asset value - beginning of period                      $    11.19            $   10.12             $       10.00
Net investment income (loss)                                     (0.01)               --     (c)(d)             0.01
Net realized and unrealized gain on investments                  1.94                 1.14                      0.11
Net increase in net assets resulting from
   investment operations                                         1.93                 1.14                      0.12

Distributions from net investment income                         --                   --     (d)                --
Distributions from net realized capital gains                        (0.12)                 (0.03)                      --
Distributions in excess of net realized capital gains           --                   (0.04)                     --
Total distributions                                              (0.12)              (0.07)                     --
Net asset value - end of period                            $    13.00            $   11.19             $       10.12

Total return (a)                                                17.30%               11.30%                     1.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $     45,312          $    31,055           $       5,056
Ratio of net investment income/(loss) to average net assets     (0.12)%               0.00%                     0.82%  (b)
Ratio of  operating  expenses  to average net assets  before fees waived  and/or expenses reimbursed by investment
   adviser and administrator.                                    1.71%                1.86%                    10.91%  (b)
Ratio of operating expenses to average net assets
   after waivers and/or expense reimbursements                   1.71%                1.75%                     1.75%  (b)
Portfolio turnover rate                                              45%                 17%                       0%


(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.
(c) The selected per share data was calculated using the weighted average share method for the period.
(d) The selected amounts are less then $0.005.







                                                                          INSTITUTIONAL CLASS SHARES

                                                               For the              For the              For the Period
                                                             Year Ended           Year Ended            December 23, 1998
                                                            December 31,         December 31,         (commencement of operations)
                                                                2000                 1999             to December 31, 1998

Net asset value - beginning of period                      $    11.20            $   10.12             $       10.00

Net investment income                                            0.02                 0.03   (c)                0.01
Net realized and unrealized gain on investments                  1.95                 1.14                      0.11
Net increase in net assets resulting from
   investment operations                                         1.97                 1.17                      0.12

Distributions from net investment income                         --                 (0.02)                      --
Distributions from net realized capital gains                    (0.12)              (0.03)                     --
Distributions in excess of net realized capital gains             --                (0.04)                      --
Total distributions                                              (0.12)              (0.09)                     --
Net asset value - end of period                            $    13.05            $   11.20             $       10.12

Total return (a)                                                17.64%               11.61%                     1.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $     23,956          $   22,763            $         272
Ratio of net investment income/(loss) to average net assets        0.18%              0.25%                     1.07%
Ratio of  operating  expenses  to average net assets  before fees waived  and/or expenses reimbursed by investment
   adviser and administrator.                                    1.41%                1.57%                    10.66%
Ratio of operating expenses to average net assets
   after waivers and/or expense reimbursements                   1.41%                1.50%                     1.50%
Portfolio turnover rate                                              45%                 17%                       0%



(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.
(c) The selected per share data was calculated using the weighted average share method for the period.










NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

    Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 2000 the Trust offered shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to Delphi Value Fund (the "Fund"). The Fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


Use of Estimates -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Portfolio Valuation -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


Dividends and Distributions -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gains (including net short-term capital gains) annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund.


Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.


Federal Income Tax -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.


Expenses -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.


2. Investment Advisory Fee, Administration Fee, Distribution and Shareholder Servicing Fees and Other Related Party Transactions

    The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM" or the "Adviser") who has engaged Delphi Management, Inc. ("Delphi") as the Fund's subadviser. The Advisory Agreement provides that the Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. KIM is solely responsible for the payment of the subadviser fee to Delphi. KIM has voluntarily agreed to limit the Fund's total annual operating expenses of the Retail Class and Institutional Class to no more than 1.75% and 1.50%, respectively, of the Fund's average daily net assets until January 1, 2002.


    The Trust has also entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. (formerly known as PNC Bank Corp.). The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirect and wholly owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the Fund.


    No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.


    The Retail Class of the Fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Fund pays KIB, distributor of the Fund and affiliate of KIM, a monthly 12b-1 fee for distribution services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares, amounting to $91,827 for the year ended December 31, 2000.


3.  Sub-Transfer Agent Fees

    The Retail Class of the Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The Fund pays participating networks a monthly fee for processing shareholder orders at an annual rate of up to 0.10% of the average daily balance of fund accounts invested through those networks, amounting to $17,411 for the year ended December 31, 2000.


4.  Purchases and Sales

    The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities, for the year ended December 31, 2000, were $29,008,672 and $25,401,205 of non-governmental issues, respectively.





5.  Shares of Beneficial Interest

    As of December 31, 2000, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:

                                                             Year Ended                            Year Ended
                                                          December 31, 2000                     December 31, 1999

                                                      Shares            Amount             Shares            Amount
Retail Class:
Shares sold                                         1,241,196     $   15,056,194          2,796,694     $   29,759,359
Shares issued as reinvestment of distributions         31,758            404,909             14,152            154,824
Shares redeemed                                      (562,878)        (6,628,159)          (535,482)        (5,720,041)
Net increase                                          710,076     $    8,832,944          2,275,364     $   24,194,142

Institutional Class:
Shares sold                                           289,635     $    3,545,602          2,523,893     $   26,186,423
Shares issued as reinvestment of distributions         17,810            224,662             16,221            177,451
Shares redeemed                                      (504,361)        (6,018,757)          (533,797)        (5,669,521)
Net increase (decrease)                              (196,916)    $   (2,248,493)         2,006,317     $   20,694,353

At December 31, 2000, KIM, Delphi and its affiliates owned 713,178 Retail Class shares of the Fund. Discretionary accounts managed by KIM for management clients collectively held 1,632,408 shares of the Institutional Class.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Kobren Insight Funds and the Shareholders of Delphi Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delphi Value Fund (the "Fund",a series of Kobren Insight Funds) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

BOSTON, MASSACHUSETTS                                PRICEWATERHOUSECOOPERS LLP
JANUARY 26, 2001